SECURITIES AND EXCHANGE COMMISSION

                            Washington, D. C. 20549


                                   FORM 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): April 29, 1996



                               W. R. GRACE & CO.
            -----------------------------------------------------
            (Exact name of registrant as specified in its charter)



                New York           1-3720           13-3461988
                --------           ------           ----------
            (State or other   (Commission File     (IRS Employer
            jurisdiction of        Number)       Identification No.)
            incorporation)



             One Town Center Road, Boca Raton, Florida 33486-1010
             ----------------------------------------------------
              (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: 407/362-2000






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Item 5.    Other Events.


                  On April 29, 1996, the Company announced its consolidated results of operations for the quarter ended March 31, 1996. The Company's April 29, 1996 press release and accompanying financial and statistical data are filed as an exhibit hereto and are incorporated by reference herein.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.


                  The Company's April 29, 1996 press release and accompanying financial and statistical data are filed as an exhibit hereto.


                                     - 2 -





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                                  SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned thereunto duly authorized.

                                         W. R. GRACE & CO.
                                         ----------------------
                                              (Registrant)



                                         By         s/Peter D. Houchin
                                         --------------------------------
                                                      Peter D. Houchin
                                                Senior Vice President and
                                                Chief Financial Officer

Dated: May 6, 1996

                               W. R. GRACE & CO.

                          Current Report on Form 8-K


                                 Exhibit Index


Exhibit No.     Description
- -----------     ------------
99.1            Press Release dated April 29, 1996 and accompanying
                financial and statistical data